FORM OF
                             AMENDMENT NO. 1 TO THE
                           SECOND AMENDED AND RESTATED
                        ADMINISTRATIVE SERVICES AGREEMENT


     The SECOND AMENDED AND RESTATED ADMINISTRATIVE SERVICES AGREEMENT ("Agreement") entered into as of May 9, 2000, between E*TRADE Funds (a Delaware business trust), on behalf of the series listed on Exhibit A, as amended from time to time (each a "Fund" and collectively, the "Funds"), and E*TRADE Asset Management, Inc. (a Delaware corporation, hereinafter referred to as the "Administrator") is hereby amended as follows:

     1. Exhibit A is hereby amended and substituted with the attached Exhibit A.

     2. Exhibit B is hereby amended and substituted with the attached Exhibit B.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of __________, 2000.

                                 E*TRADE FUNDS (on behalf of the series listed on Exhibit A)



                                 By:___________________________
                                     Name:
                                     Title:  President




                                 E*TRADE ASSET MANAGEMENT, INC.



                                 By:___________________________
                                     Name:
                                     Title:  Vice President

                                    EXHIBIT A
                                     to the
                           SECOND AMENDED AND RESTATED
                        ADMINISTRATIVE SERVICES AGREEMENT



         Name of Fund                                                  Fee

         E*TRADE S&P 500 Index Fund                                    0.25%

         E*TRADE Extended Market Index Fund                            0.26%

         E*TRADE Bond Index Fund                                       0.25%

         E*TRADE Technology Index Fund                                 0.60%

         E*TRADE International Index Fund                              0.28%

         E*TRADE E-Commerce Index Fund                                 0.70%

         E*TRADE Global Titans Index Fund                              0.35%

         E*TRADE Premier Money Market Fund                             0.30%

         E*TRADE Russell 2000 Index Fund                               0.53%

         E*TRADE Financial Sector Index Fund                           0.70%





E*TRADE FUNDS                                    E*TRADE ASSET MANAGEMENT, INC.


By:____________________________________          By:____________________________
   Name:                                            Name:
   Title:                                           Title:

                                    EXHIBIT B
                                     to the
                           SECOND AMENDED AND RESTATED
                        ADMINISTRATIVE SERVICES AGREEMENT


         Fund                                                End of Initial Term
         ----                                                -------------------

         E*TRADE S&P 500 Index Fund                          February 3, 2001

         E*TRADE Extended Market Index Fund                  August 12, 2001

         E*TRADE Bond Index Fund                             August 12, 2001

         E*TRADE Technology Index Fund                       August 12, 2001

         E*TRADE International Index Fund                    October 19, 2001

         E*TRADE E-Commerce Index Fund                       October 19, 2001

         E*TRADE Global Titans Index Fund                    February 18, 2002

         E*TRADE Premier Money Market Fund                   March 29, 2002

         E*TRADE Russell 2000 Index Fund                     _________, 2002

         E*TRADE Financial Sector Index Fund                 _________, 2002

E*TRADE FUNDS                                    E*TRADE ASSET MANAGEMENT, INC.


By:   ---------------------------------          By:____________________________
      Name:                                         Name
      Title:                                        Title: